ASSIGNMENT OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENT ("**Assignment**") is made between **MHP PURSUITS LLC**, a North Carolina limited liability company (collectively referred to as "**Assignor**") and **ANDERSON MHP LLC**, a South Carolina limited liability company ("**Assignee**"), with reference to the following facts:

A. Assignor is the Buyer under that certain Lease with Option to Purchase with **Gilmer and Sons Mobile Homes Sales and Rentals, Inc.**, a South Carolina corporation, ("**Seller**"), having an Effective Date of February 11, 2021, and as amended thereafter (collectively, the "**Agreement**"), wherein the Seller has agreed to sell and convey to Assignor, pursuant to the terms and conditions contained in the Agreement, the real and personal property situated in the Anderson County, South Carolina: with all improvements thereon and all rights, privileges, easements and appurtenances thereto (the "Property"), which property is more particularly described and defined in the Agreement.

B. Pursuant to the terms and conditions as set for in the Agreement, Assignor has the right to assign all of its rights and obligations under the Agreement, with Seller's written consent.

C. Assignor desires to assign all of its rights and obligations under the Agreement to Assignee, which is an entity which Buyer controls or manages or which is under common control with Buyer, or is controlled by one (1) or more owners or managers of Buyer, and Assignee desires to accept such assignment and assume Assignor's obligations under the Agreement.

NOW, THEREFORE, for good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

1. Recitals. The above recitals are true and correct and are incorporated herein by this reference.

2. Assignment of Agreement. Assignor hereby assigns all of its rights and obligations in and under the Agreement to Assignee, effective from and after the date of the Assignment Effective Date (as defined below). Assignee hereby accepts the foregoing assignment and Assignor's rights in and under the Agreement, and assumes all of Purchaser's obligations under the Agreement, from and after the date of the Assignment Effective Date. Assignee hereby makes to Seller the representations and warranties made by Purchaser under the Agreement, as fully as if Assignee were the original Purchaser under the Agreement. Notwithstanding anything to the contrary in this Assignment, Assignor is not hereby released from any obligations under the Agreement, whether prior to or following the Closing.

3. Capitalized Terms; Counterparts. Capitalized terms used in this Assignment, which are not otherwise specifically defined herein, shall have the meaning ascribed such terms in the Agreement. This Assignment may be executed in counterparts and by electronic format, all of which when taken together, shall have the same force and effect as one original instrument.

4. Assignment Effective Date. Notwithstanding Assignor's and Assignee's execution and delivery of this Assignment, this Assignment shall not be effective, and shall not have any force or effect, unless and until Seller delivers its acknowledgment and consent to this Assignment, as indicated below. The date of Seller's acknowledgment and consent shall constitute the "**Assignment Effective Date**."

[*Signatures on following page.*]

IN WITNESS WHEREOF, the parties have executed this Assignment to be effective as of the Assignment Effective Date.

Assignor:

MHP PURSUITS LLC

By: ___________________________
Name: ADAM MARTIN
Title: CFO
Date: 7/16/21

Assignee:

ANDERSON MHP LLC

By: ___________________________
Name: Adam Martin
Title: CFO
Date: 7/16/21

ACKNOWLEDGEMENT AND CONSENT BY SELLER

Seller hereby acknowledges and consents to the Assignment of Purchase and Sale Agreement, to which this acknowledgment and consent is attached, effective as of the date below written.

SELLER:

Gilmer and Sons Mobile Homes Sales and Rentals, Inc.

By: ___________________________
Name: Brian Gilmer
Title: President
Date: 7/15/21